EXHIBIT 10.28C

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FOURTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer have agreed to amend the fee schedule and associated notes related to Technical Services to add, separately, (i) [******] services rates for feature enhancements provided under certain Statements of Work to the Agreement and (ii) an [****** ******** ******] to Customer based on total number of Technical Services time and materials based resources [***** expended in a ******** ****]; and

WHEREAS, CSG and Customer have agreed to amend the terms of the [***] measurements as provided under the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1. Schedule F, “Fees,” Section 1, “CSG Services,” Section VII, “Technical Services,” fee table shall be deleted in its entirety and shall be replaced as follows:

Description of Item/Unit of Measure	Frequency	Fee
A. Base Rates: (Note 2)
1. Consultant (per [******, per ****]) (Note 1)	[*** *******]	[*******]
2. Program Director (per [******, per ****])	[*** *******]	[*******]
3. Management Consultant (per [******, per ****])	[*** *******]	[*******]
4. Senior Management Consultant (per [******, per ****])	[*** *******]	[*******]

B. Development Team Rate (per [******, per ****]) (Note 2)	[*** *******]	[*******]
C. Feature Enhancement Rate (FER) (per [******, per ****]) (Note 1)	[*** *******]	[*******]
D. [******] SOW Resources Services [*****] (Note 2) (Note 3) (Note 4) (Note 5)	[******]	Per Note 2, below

Note 1: The Feature Enhancement Rate (FER) will be available for service ***** specifically for the development of enhancements related to [**** ***** *** ***** *** ********* *****®* *** ***** ******* *********** *** ********], and other Products and Services as mutually agreed by the parties, provided under either a Statements of Work or in the case of a Change Order, for the additional fixed fees, if executed after [******* *, ****]. To be eligible for the Feature Enhancement Rate, rather than the standard Base Rates, a Statement of Work or Change Order must be executed by the parties in a [*******] where the applicable [*** ********** level for that ******* is below **** ***] when measured following the process outlined in Schedule F, “Fees,” Section 1, “CSG Services,” Section II, “Interfaces,” subsection C, “CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1),” Note 6. For purposes of clarification, the FER (i) is applicable only for “[***** ***]” Statements of Work and (ii) is not applicable for any Statements of Work for “[******” ***********]. If Customer executes a Change Order during a [*******] where it is eligible for the FER, but the related Statement of Work was executed in a [*******] where Customer was not eligible, the FER shall only apply on the additional [***** ****] added by said Change Order.

Note 2: The Rates specified in line items A and B of the fee table above will be subject to the credits, detailed below, commencing [**** ** ****], based on executed Statements of Work or Change Orders providing for Technical Services to be provided to Customer by CSG resources on a [**** *** ********* resource services ***** *****, not on a ***** *** *****, and the ********** number of ***** achieved by Customer in a ******** **** (the “****** SOW Resources Services *****]”):

i.
[**** ******* (**) credit on ***** billed at then applicable Technical Services Rate when ****** SOW Resources Services ***** exceed the ********* ** ************ ******** (******) ***** per ****.
ii.
***** ******* (**) credit on ***** billed at then applicable Technical Services Rate when ****** SOW Resources Services ***** exceed the threshold of ***** ******** (******) ***** per ****.
iii.
*** ******* (***) credit on ***** billed at then applicable Technical Services Rate when ****** SOW Resources Services ***** exceed the threshold of ********* ******** (******) ***** per ****].

For clarity, the Technical Service [***** ******] specified in Article 3.2 of the Agreement shall not count toward the ****** SOW Resources Services Hours. For [******** **** **** only, the threshold will be ***** ******* (***) of the ******] thresholds specified above; for example, for the period of [**** ** ****, through ******** *** ****], Customer will receive the [**** ******* (**) credit on ***** billed at the Technical Services Rate of ****.** when ****** SOW Resources Services ***** are ***** ******* (***) of the ************ ******** (******) (i.e., of a ******** ******** (******) ****** SOW Resources Services *****] threshold).

Note 3: The [****** SOW Resources Services ***** will commence as of **** ** ****. To be eligible to count towards the ****** SOW Resources Services ***** (as defined in Note 2), a Statement of Work or Change Order must be executed by the parties in a ******* where the applicable *** processing level for that ******* is ***** **** ***] when measured following the process outlined in Schedule F, “Fees,” Section 1, “CSG Services,” Section II, “Interfaces,” subsection C, “CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1),” Note 6.

Note 4: Technical Services Hours from applicable Statements of Work or additional Technical Services hours introduced by a Change Order, executed during a [******* where the applicable *** processing level was ***** **** ***, will be summed/totaled from ******* * through ******** ** of each ******** **** (except as otherwise noted in Note 2 above) and, based on the ***** ****** of *****] billed associated with the applicable Statements of Work or Change Orders, the appropriate discount will be applied and CSG will issue a credit to Customer in [******* of the ********* ****]. The discount is not stepped. The percentage discount for the applicable [***** will be established by the *******] threshold achieved in the period. For example, if [********* ******** (******) ***** are billed in the period, the ***** ******* (**) discount will be applicable for *** ********* ******** (******) *****].

Note 5: Technical Services Hours applicable in any project documented in a Statement of Work or Change Order for “[***** ****]” shall not be counted toward the [****** SOW Resources Services *****].

2.
Schedule F, “Fees,” Section 1, “CSG Services,” Section II, “Interfaces,” subsection C., “CSG SmartLink®

BOS (SLBOS) and Event Notification Interfaces (ENI),” is amended to delete line item 4 of “Processing Capacity Tiers” of the fee table in its entirety and replace it with the new line item 4 of the fee table and to add a new Note 10 and delete Notes 6 and Note 7 in their entirety and replace them, respectively, with Note 6 and Note 7, as set forth in the restated table as follows:

C.
CSG SmartLink® BOS (SLBOS) and Event Notification Interfaces (ENI) (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
1. Installation and Startup (Note 2)	[*** *******]	[*****]
2. Interface Development and Technical Services (Note 3)	[*** *******]	[*****]
3. Interface Certification Services for Non-Supported Third Party Applications (per [*************]) (Note 4)	[*** *******]	[*****]
Processing Capacity Tiers	Frequency	Fee
4. SLBOS and ENI [************ *** ****** ("***]") (Notes 5-8)
a. Processing Level Phases
b. Initial Transition Phase: Supporting up to 1,500 (Note: 9)	[*******]	[***********]
c. Final Transition Phase: Supporting up to 2,000 (Note: 9)	[*******]	[***********]
d. Additional [*** (per *********** ***])	[*******]	[*********]

Note 1: CSG will support only the [******* release plus the ***** (*) *****] releases of SLBOS at any given time as such versions are defined by CSG, in its sole discretion. If Customer desires to continue maintenance coverage and CSG support, Customer shall be required to upgrade its production version of SLBOS, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Note 2: All installation and startup services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 3: [*****] relates to interface development services and technical services requested by Customer relating to the client side integration of Customer’s third party applications. All interface development services and Technical Services and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

Note 4: Any interfaces, accomplished by Customer through any allowable and available [***** API and/or ***] API, must be certified by CSG prior to integration of such interfaces. The standard interface certification services shall be quoted using a [***** ***** (**) ***** per ***********]. Additional fees will be charged to [********* *** ***********(*) into **** ********** ***********]; such hours can also be [***** **** *** *** ******** **** ******* (*****) ***** of ********* ******** referenced in Section 3.2 of the Agreement. The fees set forth above for interface certification ** *** *******] any Technical Services that may be requested by Customer in relation to the client side integration of Customer’s third party applications. Any services in relation to the client side integration of third party applications and the associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will not unreasonably withhold certification of any interface.

Note 5: CSG agrees to support a [********** ***] processing level approach in relation to Customer’s account migration/conversion schedule as provided by Schedule G Section 3. (a) Conversion Schedule. Additionally, Customer has the option to elect to move to the Final Transition Processing Level Phase at any time during the Initial Transition Phase upon Customer providing CSG with ****** (**) **** prior notice (e-mail shall suffice). CSG will begin invoicing Customer for the Final Transition Processing Level Phase elected by the Customer in the [***** *********** ********* *** *** ** *** ************ ******** *******]. Customer will then continue to be invoiced for the Final Transition Phase through the [********* ****** ** *** ****]. For clarification purposes, once at the Final Transition Phase, Customer may not return to the Initial Transition Phase. As part of the phased TPS processing levels, CSG has agreed to provide Customer with a [******* ****** for the Initial Transition Phase (“***** ********** ******”). Such ***** ********** ****** is outlined in the table below and **** ** ******* ** *** **** ******* the related Transition Phase *******] support fee is billed. For clarification purposes, the methodology for measuring Customer’s SLBOS TPS processing levels will apply throughout all phases as described in Note

6 below. For further clarification, Additional TPS usage will continue to be invoiced as applicable throughout all phases as prescribed by subsection 4.b (including the associated Note 9).

Transition Phase	Timeframe/Dates	[***** ********** ******
Initial Phase	[******** through ********]	*****************
Final Phase	[******** through ********* ****** ** ****]	***]

Note 6: Customer’s SLBOS TPS processing will be reviewed and adjusted on a [********* ******** basis at the end of the ****** of ****** ***** ********* *** ******** of **** **** ****** *** **** (or any ******** ****]) of the Agreement and the Transition Assistance Period. For the purpose of determining the *** processing level applicable to the next [******** *******, the ******* ***** *** ************ (as measured per Note 7 below) on **** (*) ********* **** for each of the ***** (*) ****** of the *********** ******* will be combined to create a list of ******* (**) ************ (the “********* ***] Measurement List”). CSG shall provide a copy of the [********* Measurement List to Customer no later than the ***** (***) ******** *** of the ***** *********** following the *** ** *** ******** *******]. The [****** *** value on the ********* *** Measurement List (“Determining *** Value”) will be the *** value used to determine the *** processing level applicable going forward for the **** ******** ******* (“New ***]”). CSG will begin invoicing Customer for the New [*** in the ***** *********** ********* the *** of the ******** *******]. For clarification purposes, SLBOS Fees shall in no event be [**** than the ******* of the *** processing level supporting up to each ***] level as prescribed by the Transition Phase table in Note 5 specified above.

Note 7: [*** measurements will consist of the ******* of measurements taken over ******* (**) ******] intervals. The [******* (**) ****** intervals will be calculated **** times an hour: from :** *** :**; ******** *******; and ******* each ****]. During any one [******* (**) ******] period, the total number of transactions will be counted and then will be divided by [**** ******* (***) to create the ***] measurements.

Note 8: [*****] “requests” shall include any upstream transaction that is generated by or on behalf of Customer from either a Customer or a third party application, excluding transactions associated with (i) [*** ***** ***** ************, (ii) ***** ***** ****, (iii) any CSG Products or Services using SLBOS to communicate ***********] with other CSG Products or Services, unless noted otherwise or (iv) [************ **********] with the CTER environment.

Note 9: The [***] processing capacity tiers referenced in the table above are subject to normal transactional distribution during business hours.

THIS AMENDMENT is executed to be effective as of July 1, 2023 (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Stephanie Babin	By:	/s/ Michael J Woods
Name:	Stephanie Babin	Name:	Michael Woods
Title:	SVP Billing Design	Title:	President, BC&S
Date:	Oct 24, 2023	Date:	Oct 24, 2023